UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2003

EDUCATION FUNDING CAPITAL TRUST—II

(ISSUER)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-103502-01	51-6535753
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Fifth Third Bank

MD10AT60

38 Fountain Square Plaza

Cincinnati, Ohio 45263

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (513) 534-7949

Exhibit Index appears on Page 3

Item 5.    Other Events and Regulation FD Disclosure.

Pursuant to the Indenture of Trust dated as of April 1, 2003 as supplemented by the First Supplemental Indenture of Trust dated as of April 1, 2003 (collectively, the “Indenture”) among Education Funding Capital Trust—II (the “Issuer”), Fifth Third Bank, as Indenture Trustee (the “Indenture Trustee”) and Fifth Third Bank, as eligible lender trustee for the Issuer (the “Eligible Lender Trustee”), the Indenture Trustee made available to noteholders the statement required by the Indenture, which statement is being filed as Exhibit 99.1 to this Form 8-K, and in accordance with the Indenture, the Indenture Trustee was required to make distributions to the holders of the Issuer’s Education Loan Backed Notes Series 2003A-1, 2003A-2, 2003A-3, 2003A-5, 2003A-8 and 2003B-1.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Document

99.1	Statement to Noteholders May 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Cincinnati, State of Ohio, on June 30, 2003.

FIFTH THIRD BANK, not in its individual
capacity but solely as Co-Owner Trustee for
EDUCATION FUNDING CAPITAL TRUST—II

By:	/S/ BRIAN J. GARDNER
Brian J. Gardner
Assistant Vice President and Senior Trust Officer

Exhibit Index appears on Page 3

Exhibit Index

Exhibit No.	Description of Document

99.1	Statement to Noteholders May 31, 2003

Exhibit Index appears on Page 3